Exhibit 10.43

Execution Version

AMENDMENT NO. 9 AND LIMITED CONSENT TO CREDIT AND SECURITY AGREEMENT

This AMENDMENT NO. 9 AND LIMITED CONSENT TO CREDIT AND SECURITY AGREEMENT (this “Agreement”) is made as of this 8th day of November, 2021, by and among MANNKIND CORPORATION, a Delaware corporation (“MannKind”), MANNKIND LLC, a Delaware limited liability company (“MannKind LLC”), QRUMPHARMA, INC., a Delaware corporation (“QP”), TECHNOSPHERE INTERNATIONAL, INC., a Delaware corporation (“Technosphere”, Technosphere, together with MannKind, MannKind LLC and QP, each a “Borrower” and collectively, the “Borrowers”), MIDCAP FINANCIAL TRUST, as Agent (in such capacity, together with its successors and assigns, “Agent”) and the financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.Agent, Lenders and Borrowers have entered into that certain Credit and Security Agreement, dated as of August 6, 2019 (as amended by that certain Amendment No. 1 to Credit and Security Agreement, dated as of December 18, 2019, that certain Amendment No. 2 to Credit and Security Agreement, dated as of August 21, 2020, that certain Amendment No. 3 to Credit and Security Agreement, dated as of November 30, 2020, that certain Amendment No. 4 to Credit and Security Agreement, dated as of December 7, 2020, that certain Omnibus Joinder and Amendment No. 5 to Credit and Security Agreement and Amendment No. 1 to Pledge Agreement, dated as of December 29, 2020, that certain Amendment No. 6 to Credit and Security Agreement, dated as of March 1, 2021, that certain Amendment No. 7 to Credit and Security Agreement, dated as of April 22, 2021, as supplemented by that certain Omnibus Joinder to Credit and Security Agreement and Amendment No. 2 to Pledge Agreement, dated as of August 6, 2021, and that certain Amendment No. 8 to Credit and Security Agreement, dated as of November 3, 2021, and as further amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Existing Credit Agreement” and, as the same is amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to the Borrowers in the amounts and manner set forth in the Credit Agreement.

B.Borrowers have notified Agent and Lenders that the Borrowers wish to sell, transfer and assign to 1 Casper, LLC, a Delaware limited liability company (“Casper”) a portion of the Owned Real Property (the “Owned Real Property Sale”) pursuant to that certain Purchase and Sale Agreement, dated as of September 23, 2021 (the “Casper Purchase Agreement”) by and between MannKind, as seller, and Casper, as buyer.

C.Pursuant to Section 7.1 of the Credit Agreement, Borrowers shall not, nor shall Borrowers permit any Credit Party to, Transfer all or any part of its business or property, subject to certain exceptions.

D.Borrowers have requested, and Agent and Lenders have agreed, on and subject to the terms and conditions set forth in this Agreement, the Credit Agreement and the other Financing Documents, to

(i)consent to the Owned Real Property Sale and (ii) amend certain provisions of the Existing Credit Agreement in connection with the Owned Real Property Sale.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Lenders and Borrower hereby agree as follows:

1.Recitals. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).

MidCap / MannKind / Amendment No. 9 and Limited Consent

2.Limited Consent.

(a)Subject to the terms and conditions set forth herein, including without limitation the conditions set forth in Section 6 hereof, notwithstanding Section 7.1 of the Credit Agreement, Agent and the Lenders party hereto (which Lenders constitute at least the Required Lenders) hereby consent to the consummation of the Owned Real Property Sale; provided that (i) the Owned Real Property Sale shall be consummated in all material respects in accordance with the terms of the Casper Purchase Agreement, without giving effect to any amendments, consents, waivers or other modifications thereto that are materially adverse to the Lenders, (ii) no Default or Event of Default exists or would (after giving effect to this Agreement) result therefrom, and (iii) the Owned Real Property Sale and the transaction contemplated by the Casper Purchase Agreement shall be consummated no later than November 9, 2021.

(b)The limited consent set forth in this Section 2 is effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or of any other Financing Document; (ii) prejudice any right that Agent or Lenders have or may have in the future under or in connection with the Credit Agreement or any other Financing Document; (iii) constitute a consent to or waiver of any past, present or future Default or Event of Default or other violation of any provisions of the Credit Agreement or any other Financing Documents, (iv) create any obligation to forbear from taking any enforcement action, or to make any further extensions of credit or (v) establish a custom or course of dealing among any of the Credit Parties, on the one hand, or Agent or any Lender, on the other hand.

3.Amendments to Existing Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 6 below, the Existing Credit Agreement is hereby amended as follows:

(a)The definition of “Material Agreement” in Section 15 of the Existing Credit Agreement is hereby amended and restated as follows:

“Material Agreement” means (a) the agreements listed in the Disclosure Schedule to the Disclosure Letter, (b) the United Therapeutics License, (c) the Casper Lease Agreement, (d) each other agreement or contract that is filed with the SEC as a material agreement, including pursuant to Item 601(b)(10) of Regulation S-K, and (e) each agreement or contract to which such Credit Party or its Subsidiaries is a party the termination of which could reasonably be expected to result in a Material Adverse Change.

(b)Section 15 of the Existing Credit Agreement is hereby amended by adding the following new defined terms in the appropriate alphabetical order:

“Casper Lease Agreement” means that certain Lease Agreement, dated as of November 8, 2021, by and between MannKind and 1 Casper, LLC, a Delaware limited liability company (“Casper”), pursuant to which MannKind leases from Casper certain real property, as set forth therein.

4.Representations and Warranties; Reaffirmation of Security Interest. Each Borrower hereby (a) confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date, and (b) covenants to perform its respective obligations under the Credit Agreement. Each Borrower confirms and agrees that all security interests and Liens granted to Agent continue in full force and effect, and all Collateral remains free and clear of any Liens, other than Permitted Liens. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Each Borrower acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of such Borrower, and are enforceable against such Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

MidCap / MannKind / Amendment No. 9 and Limited Consent

5.Costs and Fees. Borrowers shall be responsible for the payment of all reasonable and documented out-of-pocket costs and fees of Agent’s counsel incurred in connection with the preparation of this Agreement and any related documents.

6.Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions has been satisfied, as determined by Agent in its sole discretion:

(a)Agent shall have received (including by way of facsimile or other electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Amendment from each Borrower, Agent and the Lenders;

(b)Agent shall have received a fully-executed copy of the Deed of Partial Release;

(c)all representations and warranties of Borrower contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof);

(d)prior to and after giving effect to the agreements set forth herein, no Default or Event of Default shall exist under any of the Financing Documents or shall exist after giving effect to the transactions contemplated by the Casper Purchase Agreement;

(e)Agent shall have received such other documents, information, certificates, and information as Agent may reasonably request in connection with this Agreement.

7.Post-Closing Requirements. Borrowers hereby covenant and agree that by the date that is thirty (30) days following the date hereof (or such later date as Agent may agree in its sole discretion), Borrower shall deliver to Agent a fully-execute copy of an Access Agreement with respect to the premises leased by Borrowers pursuant to the Casper Lease Agreement in form and substance reasonably acceptable to Agent. Each Borrower hereby agrees that failure to comply with the requirements set forth in Section 7 of this Agreement shall constitute an immediate and automatic Event of Default.

8.Release. In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of its respective current and former directors, officers, shareholders, agents, and employees, and each of its respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly), based in whole or in part on facts, whether or not now known, existing on or before the date hereof, that relate to, arise out of or otherwise are in connection with: (i) any or all of the Financing Documents or transactions contemplated thereby or any actions or omissions in connection therewith or (ii) any aspect of the dealings or relationships between or among any Borrower, on the one hand, and any or all of the Released Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof, in each case, based in whole or in part on facts, whether or not now known, existing before the date hereof. Borrower acknowledges that the foregoing release is a material inducement to Agent’s and each Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Lenders in connection therewith.

MidCap / MannKind / Amendment No. 9 and Limited Consent

9.No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. Except as expressly provided herein, nothing in this Agreement shall be construed as an amendment to or waiver of any condition precedent to any funding of Credit Extensions by the Lenders under the Credit Agreement, including those conditions set forth in Section 3.2 of the Credit Agreement. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

10.Affirmation. Except as specifically amended pursuant to the terms hereof, Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower. Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

11.Miscellaneous.

(a)Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement. Except as specifically amended above, the Credit Agreement, and all other Financing

Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower.

(b)GOVERNING LAW. THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

(c)WAIVER OF JURY TRIAL. BORROWER, AGENT AND THE LENDERS PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. BORROWER, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

(d)Incorporation of Credit Agreement Provisions. The provisions contained in Article 12 (Choice of law; venue and jury trial waiver; California waivers) and Section 13.2 (Indemnification) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(e)Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(f)Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

MidCap / MannKind / Amendment No. 9 and Limited Consent

(g)Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(h)Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(h)Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(i)Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

MidCap / MannKind / Amendment No. 9 and Limited Consent

IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

AGENT:	MIDCAP FINANCIAL TRUST,

	By:	Apollo Capital Management, L.P.,
its investment manager

	By:	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

LENDERS:	MIDCAP FUNDING XIII TRUST

	By:	Apollo Capital Management, L.P.,
its investment manager

	By:	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

LENDERS:	MIDCAP FINANCIAL TRUST,

	By:	Apollo Capital Management, L.P.,
its investment manager

	By:	Apollo Capital Management GP, LLC,
its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

MidCap / MannKind / Amendment No. 9 and Limited Consent

LENDERS:	ELM 2020-3 TRUST

	By:	MidCap Financial Services Capital Management,
LLC, as Servicer

	By:	/s/ John O'Dea
	Name:	John O'Dea
	Title:	Authorized Signatory

LENDERS:	ELM 2020-4 TRUST

	By:	MidCap Financial Services Capital Management,
LLC, as Servicer

	By:	/s/ John O'Dea
	Name:	John O'Dea
	Title:	Authorized Signatory

MidCap / MannKind / Amendment No. 9 and Limited Consent

LENDERS:	APOLLO INVESTMENT CORPORATION

	By:	Apollo Investment Management, L.P., as Investment Adviser

	By:	ACC Management, LLC, as its General Partner

	By:	/s/ Joseph D Glatt
	Name:	Joseph D Glatt
	Title:	Vice President

MidCap / MannKind / Amendment No. 9 and Limited Consent

BORROWERS:	MANNKIND CORPORATION

	By:	/s/ David Thomson
	Name:	David Thomson
	Title:	General Counsel

MANNKIND LLC

	By:	/s/ David Thomson
	Name:	David Thomson
	Title:	Vice President

QRUMPHARMA, INC.

	By:	/s/ David Thomson
	Name:	David Thomson
	Title:	Vice President

TECHNOSPHERE INTERNATIONAL, INC.

	By:	/s/ David Thomson
	Name:	David Thomson
	Title:	Vice President

MidCap / MannKind / Amendment No. 9 and Limited Consent